EXHIBIT 10.4

FIRST AMENDMENT TO

REVOLVER  LOAN AGREEMENT

THIS FIRST AMENDMENT TO REVOLVER LOAN AGREEMENT, dated effective as of May 12, 2012 (the “First Amendment”), is made and entered into by and among STANFORD ENERGY, INC., a Texas corporation (“Stanford”), STANLEY M. MCCABE, individually (“McCabe”), and as sole trustee of THE MCCABE FAMILY TRUST, as amended (the “Trust”), and LLOYD T. ROCHFORD, individually (“Rochford”, and together with Stanford, McCabe, and the Trust, collectively, the “Borrowers” and each individually, a “Borrower”), and THE F&M BANK & TRUST COMPANY, a state banking corporation (the “Bank”).

WITNESSETH:

WHEREAS, the Borrowers and the Bank entered into that certain Revolver Loan Agreement dated as of May 12, 2011 (the “Existing Loan Agreement”), pursuant to which the Bank established a revolving line of credit in favor of Borrowers in the maximum principal amount of $10,000,000.00 until May 12, 2012 (the “Revolver Commitment”), as evidenced by a Promissory Note (Revolver Note) in the maximum principal amount of $10,000,000.00 and dated as of May 12, 2011 (the “Revolver Note”); and

WHEREAS, the Borrowers have requested the Bank to amend, modify, and extend the Revolver Note and the Revolver Commitment in the existing maximum principal amount of $10,000,000.00 until the extended Revolver Final Maturity Date of May 10, 2013, as evidenced by that certain replacement promissory note herein described; and

WHEREAS, subject to the terms, provisions and conditions hereinafter set forth, the Bank is willing to extend and renew the Revolver Commitment and the Revolver Note in the existing maximum principal amount of $10,000,000.00 until the extended Revolver Final Maturity Date of May 10, 2013, subject to the terms, provisions, conditions and limitations hereof;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1.

Definitions.  Any capitalized term used herein (including in the recitals hereto) but not otherwise defined shall have the meaning given to such term in the Existing loan Agreement.  In addition, the following definitions in Article I of the Existing Loan Agreement are hereby replaced in their entirety:

“Revolver Final Maturity Date” shall mean May 10, 2013, unless otherwise extended or renewed in writing by the mutual agreement of the Borrowers and the Bank.

2.

Revolver Commitment.  The Revolver Commitment is hereby extended and renewed in the existing maximum principal amount of $10,000,000.00 until the extended Revolver Final Maturity Date, subject to the restrictions contained in the Existing loan Agreement, as amended by this First Amendment (as amended, the “Loan Agreement”).

3.

Replacement Revolver Note.  Section 2.2 of the Existing Loan Agreement is hereby amended to provide that the Borrowers’ obligation to repay the Revolver Loan advances made under the Revolver Commitment, together with interest accruing thereon, shall be evidenced by the Borrowers’ replacement promissory note dated as of even date herewith, made payable to the order of the Bank in the face principal amount of $10,000,000.00, in form, scope and substance acceptable to the Bank (the “Replacement Revolver Note”).  All references in the Existing Loan Agreement to the “Revolver Note” shall hereafter mean the Replacement Revolver Note.

4.

Ratification.  The remaining terms, provisions and conditions set forth in the Existing Loan Agreement shall remain in full force and effect for all purposes and are incorporated herein by reference.  The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth therein and further represent to the Bank that, as of the date hereof, no Default or Event of Default exists under the Loan Agreement (including this First Amendment).

5.

Conditions.  The Borrowers shall execute and deliver, or cause to be executed and delivered to the Bank, each of the following as express conditions precedent to the effectiveness of the amendments and modifications contemplated by this First Amendment:

(a)

this First Amendment;

(b)

the Replacement Note;

(c)

a closing certificate and authorizing resolution, as applicable, of Stanford and the Trust, each in form, scope and content acceptable to the Bank concerning the transactions contemplated by this First Amendment; and

(d)

such other matters as deemed necessary or appropriate by the Bank.

6.

SUBMISSION TO JURISDICTION.  THE BORROWERS HEREBY CONSENT TO THE JURISDICTION OF ANY OF THE LOCAL, STATE, AND FEDERAL COURTS LOCATED WITHIN TULSA COUNTY, OKLAHOMA, AND WAIVE ANY OBJECTION WHICH BORROWERS MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVE PERSONAL SERVICE OR ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO THEM AT THE ADDRESS SET FORTH IN SECTION 7.1 OF THE EXISTING LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER MAILED OR DELIVERED BY MESSENGER.

7.

Expenses.  The Borrowers agree to pay to the Bank on demand all costs, fees and expenses (including without limitation reasonable attorneys fees and legal expenses incurred or accrued by the Bank in connection with the preparation, negotiation, execution, closing, delivery, and administration of the Loan Agreement (including this First Amendment) and the other Loan Documents (including Security Instruments), or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof.  In any action to enforce or construe the provisions of the Loan Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and all costs and expenses related thereto.

8.

WAIVER OF JURY TRIAL.  THE BORROWERS FULLY, VOLUNTARILY AND EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE LOAN AGREEMENT.  BORROWERS AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

9.

Release.  In consideration of the amendments contained herein, Borrowers hereby waive and release the Bank from any and all claims and defenses, known or unknown, as of the effective date of this First Amendment, with respect to the Loan Agreement and the Loan Documents and the transactions contemplated thereby.

10.

Compliance with Certain Laws.  None of the Borrowers or principals of the Borrowers has been convicted of (or pleaded nolo contendre to) a crime involving bank fraud, embezzlement, sex offenses against a minor, mail fraud, or money laundering.  For purposes of this representation, “principal” is defined as follows: (i) for a sole proprietorship: the proprietor; (ii) for a partnership: each managing partner and each partner who is a natural person and holds 20% or more ownership interest in the partnership; (iii) for a corporation, limited liability company, association or development company: each director, each of the five most highly compensated executives or officers of the entity, and each natural person who is a direct or indirect holder of 20% or more of the ownership stock or stock equivalent of the entity.

 [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Tulsa, Oklahoma, in multiple counterparts effective as of the day and year first above written.

BORROWERS:	STANFORD ENERGY, INC., a Texas corporation By: /s/ Stanley M. McCabe Stanley M. McCabe, President
/s/ Stanley M. McCabe Stanley M. McCabe, individually
/s/ Stanley M. McCabe Stanley M. McCabe, sole trustee of the McCabe Family Trust, as amended
/s/ Lloyd T. Rochford Lloyd T. Rochford, individually

BANK:	THE F&M BANK & TRUST COMPANY, a state banking corporation By: /s/ Christopher Cardoni Christopher Cardoni, Senior Vice President